Fees Summary	Jun. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,010,011.64
Previously Paid Amount	0.00
Total Fee Amount	4,420.58
Total Offset Amount	0.00
Net Fee	$ 4,420.58